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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 15, 1999
                                                        -----------------


                        UNION FINANCIAL BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                        1-5735                  57-1001177
      --------                        ------                  ----------
(State or other Jurisdiction of     (Commission              (IRS Employer
incorporation or organization)      File Number)             Identification No.)


203 West Main Street, Union, South Carolina                  29379-0886
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code           (864) 427-9000
                                                             --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)











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      The Registrant hereby amends the items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated November 12, 1999 and filed on November 15, 1999 as set forth herein.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------
(a) The following documents have been filed with the Securities and Exchange Commission (the "Commission") by South Carolina Community Bancshares, Inc. ("SCCB") pursuant to the Securities and Exchange Act of 1934, as amended, and are incorporated by reference in this Form 8-K/A. All documents that are for the year ended June 30, 1999 and 1998 are incorporated by reference to SCCB's Annual Report on Form 10-KSB, as amended, filed with the Commission on September 24, 1999. All documents that are for the year ended June 30, 1997 are incorporated by reference to SCCB's Annual Report on Form 10-KSB for the year ended June 30, 1997 filed with the Commission on September 28, 1998.

      (i) Consolidated Balance Sheets as of June 30, 1999 and 1998 and notes thereto.

      (ii) Consolidated Statements of Income for the Years Ended June 30, 1999, 1998 and 1997 and notes thereto.

      (iii) Consolidated Statements of Cash Flows for the Years Ended June 30, 1999, 1998 and 1997 and notes thereto.

      (iv) Independent Auditors' Report dated as of July 23, 1999 relating to the consolidated balance sheets of SCCB and subsidiaries as of June 30, 1999 and 1998, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the two-year period ended June 30, 1999, incorporated by reference to the SCCB Annual Report on Form 10-KSB for the year ended June 30, 1999.

      (v) Independent Auditors' Report dated as of August 14, 1998 relating to the consolidated balance sheets of SCCB and subsidiaries as of June 30, 1998, and the related consolidated statements of income and cash flows for the year ended June 30, 1997, incorporated by reference to the SCCB Annual Report on Form 10-KSB for the year ended June 30, 1997.

(b) The following pro forma financial information that is required to be included herein pursuant to Article II of Regulation S-X is attached hereto as Exhibit No. 99.2 and is incorporated herein by reference.


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(c)   Exhibit No.                             Description
      -----------                             -----------

        2.1 Agreement and Plan of Merger by and between Union Financial Bancshares, Inc. and South Carolina Community Bancshares, Inc., dated as of July 1, 1999*

       99.1                   Press release issued on November 15, 1999.**

       99.2 Union Financial Bancshares, Inc. and South Carolina Community Bancshares, Inc. Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition as of September 30, 1999 and Union Financial Bancshares, Inc. and South Carolina Community Bancshares, Inc. Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the Twelve Months Ended September 30, 1999, and related notes.

-----------------------------
*Incorporated by reference to the Form 8-K (SEC File No. 1-5735) filed by Union Financial on July 9, 1999.

**Incorporated by reference to the Form 8-K (SEC File No. 1-5735) filed by Union Financial on November 15, 1999.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNION FINANCIAL BANCSHARES, INC.


Dated: January 25, 2000             By: /s/ Dwight V. Neese
                                        ----------------------------------------
                                        Dwight V. Neese
                                        Director, President and Chief
                                        Executive Officer







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